                                                                   Exhibit 10.10

1861 WIEHLE AVENUE
FIRST FLOOR (SUITES 100 & 105)

                                 DEED OF LEASE
                                 -------------

     THIS DEED OF LEASE (this "Lease") is made this 30th day of September, 1999, by and between ROYCO, INC., a Maryland corporation ("Landlord"), and TELEPHONE BUSINESS MEETINGS, INC., d/b/a Vialog Corporation, formerly d/b/a Access Conference Call Service, a Delaware corporation ("Tenant").

     Landlord, for and in consideration of the rents and all other charges and payments hereunder and of the covenants, agreements, terms, provisions and conditions to be kept and performed hereunder by Tenant, demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the premises described below, subject to all matters hereinafter set forth and upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated.

     1.   TERMS.
          -----

          1.1. Premises.  Effective as of October 1, 1999 with respect to
               --------
approximately 3,584 rentable square feet on the first floor (the "Bank Space") currently occupied by Wachovia Bank (the "Bank") in 1861 Wiehle Avenue (the "Building"), Reston, Virginia 22090, and effective as of February 1, 2000 with respect to approximately 12,268 square feet of space on the first floor of the Building (the "EDS Space") currently occupied by Electronic Data Systems ("EDS"), (the Bank Space and the EDS Space are hereinafter collectively referred to as the "Premises"), Landlord demises to Tenant the Premises together with a nonexclusive right to use parking and other common areas. The Premises total approximately Fifteen Thousand Eight Hundred Fifty Two (15,852) rentable square feet. The location and dimensions of the Premises are shown on Exhibit A
                                                                ---------
attached hereto and incorporated herein by reference.

     No easement for light or air is included in this Lease. Landlord shall not intentionally block Tenant's view from the Premises.


          1.2. Building.  Landlord represents that the total rentable area of
               --------
the Building is approximately 73,685 sq. ft., and Tenant's percentage of the Building with respect to this Lease only shall be as follows:

          ---------------------------------------------------
          Effective As Of:                Tenant's Percentage
          ---------------------------------------------------
          October 1, 1999                        4.86%
          ---------------------------------------------------
          February 1, 2000                       21.51%
          ---------------------------------------------------

          1.3. Lease Term.  The parties agree that the Lease Commencement Date
               ----------
and the Lease Expiration Date with respect to the Bank Space and the EDS Space, collectively comprising the Premises, are as follows:

     -----------------------------------------------------------------
           Space              Lease Commencement            Lease
     (as defined herein)             Date              Expiration Date
     -----------------------------------------------------------------
          Bank Space             October 1, 1999        June 30, 2005
     -----------------------------------------------------------------
           EDS Space             February 1, 2000       June 30, 2005
     -----------------------------------------------------------------

          1.4. Base Rent. The basic rent for the Premises ("Base Rent") shall be
               ---------
based upon $26.00 per rentable square foot per year (including janitorial, custodial and maintenance services), commencing on the respective Lease Commencement Date for the Bank Space and the EDS Space, and thereafter shall increase three percent (3%) per annum, all as more particularly set forth as follows:


          -----------------------------------------------------------------
             Time Period           Base Annual Rent    Monthly Installment
          -----------------------------------------------------------------
          -----------------------------------------------------------------
          10/1/99 to 1/31/00         $ 93,184.00            $ 7,765.33
          -----------------------------------------------------------------
           2/1/00 to 6/30/01         $412,152.00            $34,346.00
          -----------------------------------------------------------------
           7/1/01 to 6/30/02         $424,516.56            $35,376.38
          -----------------------------------------------------------------
           7/1/02 to 6/30/03         $437,252.06            $36,437.67
          -----------------------------------------------------------------
           7/1/03 to 6/30/04         $450,369.62            $37,530.80
          -----------------------------------------------------------------
           7/1/04 to 6/30/05         $463,880.71            $38,656.73
          -----------------------------------------------------------------

     In addition to the Base Rent, Tenant shall pay all amounts designated as Additional Rent ("Additional Rent") under this Lease, including but not limited to charges for additional services under Section 8.2, increases in costs of services and utilities under Article 9, and increases in Property Taxes under
Article 10, all of which shall be deemed rent ("Rent") due under this Lease.

          1.5. Renewal Option.
               --------------

               1.5.1. Tenant is granted the right and option (the "Renewal Option") to extend the term of this Lease for the entire Premises for one (1) additional period of five (5) years, and if such renewal is effectively exercised, such renewal term (the "Renewal Term") shall commence upon the expiration of the previous term of this Lease, provided that:

               (a) Such option must be exercised, if at all, by notice from Tenant to Landlord given at least one hundred eighty (180) days prior to the expiration of the Lease Term; and

               (b) At the time of exercising such option, this Lease shall be in full force and effect and there shall exist no default by Tenant that remains uncured beyond any applicable period of grace.

               1.5.2. If Tenant effectively exercises the Renewal Option, all the terms and conditions contained in this Lease shall continue to apply except that:

               (a) There shall be no further right of renewal beyond the Renewal Term;

               (b) The Renewal Option shall apply to all (and not less than all) of the Premises, plus any additional space leased by Tenant pursuant to any option contained herein or otherwise;

               (c) If Tenant shall have assigned this Lease or sublet in excess of twenty-five percent (25%) of the Premises, except to as otherwise permitted in this Lease, this Renewal Option shall automatically expire and be null and void with respect to that portion of the Premises so assigned or sublet;

               (d) Tenant shall enter into an amendment to this Lease to set forth the amount of initial Rent during such Renewal Term;

               (e) The Rent during such Renewal Term shall be ninety-five percent (95%) of the then current fair market rental rate for similar buildings in the same geographic area including all applicable market concessions and rental escalations. If Landlord and Tenant are unable to reach agreement on the current fair market rental rate for the Premises within ten (10) business days after Tenant's written notice to Landlord of such renewal, then such determination shall be made using the three broker method as follows: within ten
(10) business days after expiration of the ten (10) business day period for Landlord and Tenant to reach mutual agreement as contemplated above, Landlord and Tenant shall each select a commercial real estate broker who is licensed and in good standing in the Commonwealth of Virginia, who has at least five (5) years experience, and who is knowledgeable about the Reston area and commercial leasing therein. To determine the current fair market rental rate, the brokers shall consider comparable office leases in the Reston area and shall compare all relevant factors including (1) the age, quality, function, location and condition of the Building; (2) the time period covered by the Renewal Term; (3) the amount of space being leased under the comparable leases as compared to the amount of space within the Premises; and (4) market concession such as, but not limited to, rental abatement and comparable tenant improvement allowances for renewals and new leases (as the case may be). Such brokers shall also make appropriate adjustments in their calculation to account for any costs or expenses (or savings) which relate to the inclusion or exclusion of specific operating costs items (i.e., cost of electricity, etc.) and different base years which may be applicable to such full service lease(s), or which are unique to the particular comparable office leases in those Reston office buildings used in arriving at their calculation of the current fair market rental rate for the Premises as set forth above. If Landlord's broker and Tenant's broker are unable to agree upon the current fair market rental rate for the Premises within thirty (30) days of their selection, they shall mutually select a similarly qualified third (3rd) broker, and the third (3rd) broker shall determine the current fair market rental rate for the Premises. If the determination of the third broker falls between the determination of Landlord's broker and Tenant's broker, the Rent during the Renewal Term shall be ninety-five percent (95%) of the third broker's determination of the current fair market rental rate for the Premises. However, if the determination of the third broker does not fall between the determinations of Landlord's broker and Tenant's broker, the Rent during the Renewal Terms shall be ninety-five percent (95%) of the average of the two closest broker's determinations.

               1.5.3. In the event Tenant fails to exercise the foregoing option in the manner and within the time period set forth herein, the Lease shall automatically terminate at the end of the then current term, the applicable Renewal Option shall lapse and Tenant shall have no further right or option to extend the term of this Lease.

     2.   DELIVERY OF POSSESSION.
          ----------------------

          2.1  Contingency.  To accommodate this Lease for the Premises under
               -----------
the terms and conditions as provided herein, the existing lease by and between Landlord and the Bank for the Bank Space is due to expire on September 30, 1999, and the existing lease by and between Landlord and EDS for the EDS Space is due to expire on January 31, 2000. Tenant hereby understands, acknowledges and agrees that Landlord makes no guaranty, representation, warranty, or assurance that either the Bank or EDS, or both, will timely vacate the Bank Space or the EDS Space, respectively, so as to enable Landlord to deliver the Premises, or any part thereof, to Tenant by the dates set forth herein. Landlord shall use its reasonable and good faith efforts to cause the Bank and EDS to vacate their respective spaces at the conclusion of their respective lease terms. If the Bank does not vacate the Bank Space prior to October 31, 1999, or if EDS does not vacate the EDS Space prior to February 28, 2000, Tenant shall have the right to terminate (a) this Lease or (b) this Lease only as it pertains to the portions of the Premises not vacated by EDS or the Bank, by written notice delivered to Landlord within thirty (30) days following the date upon which possession of either the Bank Space or the EDS Space was to be delivered to Tenant by Landlord under the terms of this Lease, and neither Landlord nor Tenant shall have any further obligation or liability to the other with respect to this Lease. If Tenant fails to provide any such notice of termination, this Lease shall continue in full force and effect, and the Commencement Date shall be the date upon which Landlord delivers possession of the Premises to Tenant.

          Notwithstanding any other term in this Lease to the contrary, Tenant shall not begin paying the Base Rent for the Bank Space until Landlord tenders possession of the Bank Space to Tenant, and Tenant shall not begin paying the Base Rent for the EDS Space until Landlord tenders possession of the EDS Space to Tenant. "Occupancy" for purposes of paying rent shall not occur until the bank vault, night depository, and the automated teller machine (collectively, the "Bank Equipment") have been removed and all repairs have been completed.

          2.2  Condition of Bank Space.  Landlord agrees that prior to occupancy
               -----------------------
by Tenant and no later than October 1, 1999, Landlord will use its reasonable efforts to cause the Bank to remove the Bank Equipment currently housed in the Bank Space and to make all necessary repairs to the exterior walls and interior walls, ceilings and floors to return the affected areas to substantially the same condition that would have existed had the bank vault and automated teller machine never been installed. Provided that the Bank timely vacates the Bank Space as set forth in Section 2.1 of this Lease, Landlord agrees that prior to October 1, 1999, all signs placed on the outside of the Building by Wachovia Bank will be removed and that portion of the exterior walls where the signs were located will be repaired at no cost to Tenant. If Bank fails to remove the Bank Equipment and/or to make necessary repairs to restore the space as required herein, Lanldord shall, at Landlord's cost, remove the Bank Equipment and/or make such necessary repairs in a reasonable amount of time. If Bank fails to make complete repairs by September 30, 1999 as contemplated by this Lease, Tenant shall have the right to select a contractor reasonably accetpable to Landlord to perform the uncompleted repairs. Before commencing any such repairs, Tenant shall obtain Landlord's approval, which approval shall not be unreasonably withheld, delayed, or conditioned. Landlord shall reimburse Tenant for the reasonable, verifiable, direct, third party costs actually incurred by Tenant in causing such repairs to be completed.

          2.3  Tenant Improvement Allowance.  Except as otherwise provided in
               ----------------------------
this Lease, Tenant shall accept the Premises in their "AS IS, WHERE IS, WITH ALL FAULTS" condition. Landlord shall provide Tenant with a tenant improvement allowance ("Allowance") of Six Dollars ($6) per rentable square foot, which Allowance equates to $21,504 for the Bank Space and $73,608 for the EDS Space. Tenant shall use the Allowance to remodel the Bank Space and the EDS Space to meet its needs and in accordance with the terms and conditions with respect to alterations as more particularly set forth in this Lease. The Allowance shall be provided to Tenant as a credit against the Base Rent payable for the Premises. Tenant shall pay fifty percent (50%) of the Base Rent payable for the Premises until the Allowance is exhausted. Landlord shall not charge and hereby waives imposing a construction management fee for supervising any such initial tenant improvements.

     3.   PAYMENT OF RENT.  Except as otherwise provided in this Lease, Tenant
          ---------------
shall pay Landlord the Rent and any other payments due under this Lease without demand, deduction or offset, in lawful money of the United States in advance on or before the first day of each month, except that the first month's Base Rent shall be paid upon the execution hereof, at the address noted in Section 29, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent and other amounts due under this Lease for any partial month at the beginning or end of the Lease term shall be prorated, on a per diem basis.

     4.   SECURITY DEPOSIT.  As security for its full and faithful performance
          ----------------
of this Lease, Tenant shall pay Landlord a total security deposit of Thirty Four Thousand Three Hundred Forty Six Dollars ($34,346), constituting one (1) month's rent, payable immediately on execution of this Lease. Tenant shall provide the security deposit to Landlord in the form of immediately available funds (i.e., cash, certified check, money order). The security deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant.

     If Tenant provides the security deposit in the form of cash or other immediately available funds, Landlord shall deposit such funds into an interest bearing account chosen by Landlord in its reasonable discretion and, provided Tenant is otherwise entitled to repayment of the security deposit hereunder, Tenant shall be entitled to any and all interest accrued thereon. Notwithstanding the foregoing, Tenant acknowledges and agrees that Landlord may commingle the security deposit with other funds in Landlord's possession provided Landlord otherwise complies with the terms hereof. All direct out-of-pocket expenses to set up and maintain such account shall be deducted from any interest earned on the amount of such cash security deposit. If Tenant defaults with respect to any covenant or condition of this Lease, including but not limited to the payment of Base Rent, additional rent or any other payment due under this Lease, and the obligation of Tenant to maintain the Premises and deliver possession thereof back to Landlord at the expiration or earlier termination of the Lease Term in the condition required herein, then Landlord may (without any waiver of Tenant's default being deemed to have occurred) apply all or any part of the security deposit to the payment of any sum in default or any other sum that Landlord may be required or deem necessary to spend or incur by reason of Tenant's default. In such event, Tenant shall, on demand, deposit with Landlord the amount so applied to replenish the security deposit. If Tenant shall have fully complied with all of the covenants and conditions of this Lease, but not otherwise, the amount of the security deposit (including all interest accrued thereon if any) then held by Landlord shall be repaid to Tenant within thirty (30) days after the expiration or sooner termination of this Lease. In the event of a sale or transfer of Landlord's estate or interest in the Building, Landlord shall have the right to transfer the security deposit to the purchaser or transferee, and Landlord shall be considered released by Tenant from all liability for the return of the security deposit, so long as the transferee acknowledges receipt of the security deposit and Landlord's obligations under this Lease.

     5.   USES.
          ----

          5.1. Permitted Uses.  The Premises are to be used only for general
               --------------
office purposes including without limitation the operation of a telecommunications service business which includes audio, video, graphic and data telecommunications ("Permitted Uses") and for no other business or purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed, or conditioned. Tenant is a group communications company serving the trade association, corporate, legal and government agency market. Initially during the Lease term Tenant's sophisticated computer-based switches will be connected to the public telephone network via fiber optic cable. No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on the Building. Landlord represents that, to Landlord's knowledge, Tenant's permitted uses shall not increase the existing rate of insurance in the Building. In the event of a breach of this covenant, Tenant shall immediately cease the performance of such unlawful act or such act that is increasing or has increased the existing rate of insurance and shall pay to Landlord any and all increases in insurance premiums resulting from such breach. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which produces noise or disturbance to the quiet enjoyment of any other tenant in the Building. If any of the Tenant's office machines or equipment produces noise or disturbance within the premises of any other tenant in the Building, then Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the noise or disturbance at its sole cost and expense. Subject to the provisions set forth in Section 14, Tenant shall obtain and maintain any required permit for equipment, machine, device, tank or vessel which is subject to any federal, state or local permitting requirement. Tenant, at its expense, shall comply with all laws, statutes, ordinances and governmental rules, regulations or requirements governing the installation, operation and removal of any such equipment, machine, device, tank or vessel. Tenant, at its expense, shall comply with all laws, statutes, ordinances, governmental rules, regulations or requirements, and the provisions of any recorded documents now existing or hereafter in effect relating to its use, operation or occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building and for the preservation of good order therein, provided, however, that in no event shall Tenant be required to perform Alterations (as hereinafter defined) outside of the Premises or with respect to the structural elements of the Building within the Premises. Landlord represents that the provisions of any recorded documents now existing or hereafter in effect relating to Tenant's use, operation or occupancy of the Premises shall not limit Tenant's use of the Premises for the permitted uses described in this Section 5.1. Landlord, at its sole cost and expense, shall be responsible for ensuring all Building Life/Safety Systems meet the applicable federal, state and local codes and regulations. Landlord shall be solely responsible for compliance with the ADA (Americans with Disabilities Act), legislation concerning CFC's and all other legal requirements not relating exclusively to tenant's use and occupancy of the Premises. Landlord shall not lease space in the Building to another tenant who will, within the Building, operate a telecommunication conferencing business.

          5.2. Hazardous Materials.
               -------------------

               5.2.1. As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the city in which the Premises are located, the U.S. Environmental Protection Agency (the "EPA"), or any federal agencies that have overlapping jurisdiction with such state agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment.

               5.2.2. Landlord represents to Tenant that, to Landlord's knowledge, the Premises and the Building are free from hazardous substances as of the date of execution of this Lease. In addition, Landlord agrees that should any hazardous substances be found within the Premises or the Building which were placed therein by Landlord, its agents, employees or contractors or which were within the Premises prior to the Lease Commencement Date and were not introduced by Tenant, its agents, employees and invitees, Landlord shall be responsible for all costs associated with removing said hazardous substances from the Premises and the Building and otherwise complying with the applicable federal, state or local laws with regard thereto. During the term of this Lease, Landlord agrees that it shall not introduce, dispose of, or store hazardous substances within the Premises or the Building in violation of applicable law, and shall comply with all valid orders issued by federal, state and local authorities relating thereto.

               5.2.3. Tenant hereby covenants not to cause or permit any Hazardous Material to be placed, held, located or disposed of in, on or at the Premises or any part thereof and hereby covenants that neither the Premises nor any part thereof shall ever be used as a dump site or storage site (whether permanent or temporary) for any Hazardous Material during the term of this Lease (other than incidental office use in compliance with the law). Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Landlord by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from, the Premises of any Hazardous Material (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called federal, state or local "Superfund" or "Superlien" laws, statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability, including strict liability, substances or standards of conduct concerning any Hazardous Material), provided, however, that the foregoing indemnity is limited to matters arising solely from Tenant's violation of the covenant contained in the first sentence of this Section 5.2.3. Tenant hereby agrees fully to cooperate with Landlord and provide such documents, affidavits and information as may be reasonably requested by Landlord (i) to comply with any environmental law, (ii) to comply with the reasonable request of any lender, purchaser or tenant, and/or (iii) for any other reason deemed necessary by Landlord in its sole but reasonable discretion. Landlord shall have the right but not the obligation, and without limitation of Landlord's rights under this Lease, to enter onto the Premises or to take such other actions as it deems necessary or advisable to cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Material following receipt of any notice from any person or entity (including without limitation the EPA) asserting the existence of any Hazardous Material in, on or at the Premises or any part thereof which, if true, could result in an order, suit or other action against Tenant or Landlord or both. All reasonable costs and expenses incurred by Landlord in the exercise of any such rights, which costs and expenses result from Tenant's violation of the covenant contained in the first sentence of this
Section 5.2.3, shall be deemed Additional Rent under this Lease and shall be payable by, Tenant upon Landlord's demand therefor. The provisions of this
Section 5.2 shall survive the cancellation, termination or expiration of this Lease.

     6.   LATE CHARGES.  Tenant hereby acknowledges that late payment to
          ------------
Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sum due from Tenant is not received within five (5) business days of its due date, then Tenant shall pay to Landlord immediately upon Landlord's demand therefor a late charge in an amount equal to two percent (2%) of such overdue amount, plus any attorneys' fees and costs incurred by Landlord by reason of Tenant's failure to pay Rent and other charges when due hereunder. Notwithstanding the foregoing, once per calendar year, Landlord shall agree to forego the late charge specified above provided Tenant pay such Rent or other sums due hereunder within five (5) days of Tenant's receipt of written notice from Landlord that such payment is due.

     7.   REPAIRS AND MAINTENANCE.  Landlord shall maintain, or cause to be
          -----------------------
maintained in first class working condition, the common areas of the Building and the land upon which it is situated, including without limitation the lobbies, elevators, stairs, and corridors, the roof, foundations, structural elements, building systems (including, without limitation, the primary building HVAC but excluding any supplemental HVAC system serving the Premises), parking areas and exterior walls of the Building, and the underground utility and sewer pipes outside the exterior walls of the Building, if any, except any of such repairs rendered necessary by the negligence or misconduct of Tenant, its agents, customers, employees, independent contractors, guests or invitees (to the extent not released by Landlord pursuant to Section 18.2), the repair of which shall be paid for by Tenant within thirty (30) days of Landlord's written demand with backup invoices. Landlord shall not alter the existing windows of the Premises (whether by addition of film or otherwise). Subject to Landlord's right of access pursuant to Article 17, Tenant shall be exclusively responsible for the interior of the Premises (other than structural elements of the Building and portions of the Building systems within the Premises), which shall be maintained by Tenant in good order and repair, and Landlord shall be under no obligation to inspect the Premises or, except as otherwise expressly provided in this Lease, repair the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such conditions. Tenant hereby waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

     8.   UTILITIES AND SERVICES.
          ----------------------

          8.1. Service.  From 8:00 a.m. to 6:00 p.m. on weekdays ("Normal
               -------
Business Hours") and from 9:00 a.m. to 12:00 p.m. on Saturday ("Saturday Mornings") (except for legal holidays), Landlord shall furnish to the Premises electricity for lighting and operation of low-power usage office machines in an amount no less than 6.0 watts per square foot, water, heat and air conditioning in accordance with the HVAC specifications attached hereto as Exhibit B, and
                                                              ---------
elevator service. During all other hours, Landlord shall furnish such service except for heat and air conditioning. Elevator service shall be provided to the Premises, twenty-four (24) hours per day, seven (7) days per week. Landlord shall be responsible for maintaining the off site monitoring fire suppression system for the Building.

          8.2. Additional Services.  If requested by Tenant, Landlord shall
               -------------------
furnish heat and air conditioning at times other than Normal Business Hours and Saturday Mornings and the cost of such services shall be Landlord's actual cost (which as of the date of this Lease is $25.00 per hour) and shall be paid by Tenant as Additional Rent, payable within thirty (30) days after receipt of Landlord's Invoice. Landlord shall also provide toilet room supplies, window washing at reasonable intervals, and customary Building janitorial service in accordance with the cleaning specifications attached hereto as Exhibit C. Other
                                                               ---------
types of services provided or caused to be provided by Landlord to Tenant which are in addition to the services ordinarily provided Building tenants shall be payable as provided in Section 9.1.1.2 of this Lease. Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever, or from failure to make any repairs or perform any maintenance. In no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes or other similar cause in, above, upon or about the Premises or the Building. If restoration of any service is within Landlord's control, Landlord shall use diligent efforts to restore such service. If HVAC or electrical services to the Premises are interrupted for more than three (3) business days and Tenant cannot reasonably conduct its business, then until such service is restored, the Rent and the Additional Rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole thereof, and this Lease shall continue in full force and effect, subject however to Tenant's rights at law or in equity to make a claim for constructive eviction or otherwise.

     9.   COST OF SERVICES AND UTILITIES.
          -------------------------------

          9.1. Definitions.  In addition to the Base Rent and other Additional
               -----------
Rent as set forth in this Lease, Tenant shall pay to Landlord as Additional Rent increases under this Article 9. Said increases shall be made as provided herein, using the following definitions:

               9.1.1.  "Operating Costs" shall include Costs of Utilities and
                        ---------------
Other Operating Costs.

                       9.1.1.1. "Costs of Utilities" shall mean all expenses
                                 ------------------
paid and incurred by Landlord for electricity, water, gas, sewers, oil and utility services for the Building, land and parking and other common areas.

                       9.1.1.2. "Other Operating Costs" shall mean all other
                                 ---------------------
expenses paid and incurred by Landlord for maintaining, operating, replacing, repairing, and managing (i) the Building, (ii) the personal property used in conjunction therewith, (iii) the Building roof, or (iv) the land upon which the Building is situated, including all curbs and sidewalks adjacent to the same. Such costs shall include, without limitation, supplies, cleaning services, garbage and trash collection, personal property taxes, replacement lighting, maintenance and service contracts, wall and window washing, towel service, machinery, equipment, a commercially reasonable management fee consistent with market rates, window glass replacement and repair, landscaping services of independent contractors (including, without limitation, ice and snow removal), compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties in connection with the management, excluding: (a) Costs of any special services rendered to individual tenants (including Tenant), for which a special, separate charge shall be made; (b) Property Taxes (as defined in Section 10.1.1); (c) depreciation or amortization of costs required to be capitalized in accordance with generally accepted accounting practices (except for proper depreciation of the costs of energy savings devices to the extent in any year of the documented annual energy savings realized therefrom); (d) the costs of all repairs and replacements of the Premises and the remainder of the Building or portions thereof or fixtures, equipment and facilities comprising or serving the Premises and building made necessary as a result of defects in workmanship or materials of initial construction of the Building; (e) the cost to prepare space for occupancy by any tenants of the Building and for renovating, painting, repainting, decorating, redecorating, planning and designing space for any tenants (including the Tenant); (f) the cost of overtime or other expenses to the Landlord in curing its default or performing work expressly provided for in this Lease to be borne at the Landlord's expense (including such work for other tenants in the Building); (g) other expenses incurred in leasing or for procuring tenants; (h) debt service payments on any mortgage or on any amortization or debts, points, commissions and legal fees associated with financing; (i) the cost of materials, work or utilities separately charged to individual tenants of the Building; (j) legal fees paid or incurred in connection with litigation with tenants for any defaults under their leases and any legal fees incurred in leasing space to tenants; (k) income, net profits, estate, inheritance, gift, franchise, business, professional, occupational or succession taxes and any similar tax or assessment imposed upon or measured by the Landlord's income from the Building;
(l) credits, allowances, permits, licenses, inspections, or other payments or rent waivers or concessions granted to any tenant (including Tenant) or incurred in completing, fixturing, renovating or otherwise improving, decorating or redecorating tenant space in the Building; (m) any costs paid to induce tenants to move into or maintain their tenancy at the Building, such as moving expenses or rental or other concessions to tenants (including specified cleaning or other services not provided to other tenants of the Building on a regular basis), including any such costs incurred with respect to the Tenant; (n) all costs incurred in connection with parking operations of the Building (if any);
(o) the costs of any capital improvement or the cost of leasing any equipment, fixtures, or trade fixtures where purchase would be considered a capital cost under generally accepted accounting principles, but including any capital improvements expressly permitted to be included in Operating Costs pursuant to the terms of this Section, (p) compensation paid to officers of Landlord or officers of the management agent; (q) costs directly resulting from the gross negligence or willful misconduct of Landlord, its employees, agents, contractors or employees; (r) costs for which Landlord is reimbursed by any insurance required to be carried hereunder or actually carried by Landlord or the cost for which Landlord would have been reimbursed by insurance required to be carried hereunder in the event Landlord fails to diligently pursue the insurance proceeds; (s) costs for any structural maintenance, replacement or redesign; (t) costs or expense associated with the enforcement of any leases by Landlord; (u) costs or fees relating to the defense of Landlord's title or interest in the real estate containing the Building, or any part thereof; (v) any costs or expenses relating to Landlord's obligations under any workletter to construct tenant improvements; (w) expenses in connection with services or other benefits of a type which are not made available to Tenant but which are provided to another tenant or occupant; (x) renovation of the Building made necessary by the exercise of eminent domain; (y) any cost attributable to income received by Landlord or an affiliate of Landlord for the provision of any goods or services, to the extent such cost exceeds the cost for such goods and services in the prevailing market place; (z) ground rent; (aa) legal fees which are not related to the operation, maintenance and management of the Property or other professional or consulting fees which are not directly related to the maintenance, operation and management of the Building, except for any legal fees incurred by Landlord which are attributed solely to Tenant in accordance with the terms of this Lease; intentionally deleted; (cc) increased insurance premiums caused by Landlord's or any tenants' hazardous acts only to the extent of such increase, except for an increase attributed solely to Tenant's hazardous acts; (dd) costs arising from the presence of hazardous materials or substances in or about or below the Building or the land upon which it is situated, including without limitation, hazardous substances in the groundwater or soil, except to the extent Tenant is responsible for the presence of such hazardous materials; (ee) costs incurred for any items to the extent of Landlord's recovery under a manufacturer's, materialmen's vendors or contractor's warranty;
(ff) wages, salaries or other compensation or benefits for off site employees applicable to the time spent working at other buildings, other than the Building manager (provided that with respect to each employee that services the Building and other buildings, a pro rata portion of such employee's salary shall be included in operating expenses, as applicable); (qq) excessive and unreasonable costs of acquisition of sculpture, paintings, or other objects of art; (hh) the rent or expenses in lieu of rent for any on-site leasing office of Landlord in the Building, or of any other space (except the management office serving the Building) in the Building set aside for storage or other facilities for the benefit of Landlord; (ii) management fees in excess of management fees specifically allowed above; (jj) any special assessments caused by other tenants of the Building, and (kk) subject to the other provisions of this Section, all costs incurred by Landlord for replacement of the primary building HVAC system serving the Building or the Premises (but not any supplemental HVAC system serving the Premises). In the event that Landlord receives proceeds from insurance that reimburse Landlord for items previously included in Landlord's operating Costs (even if for a prior year), the Actual Costs for the year in which such charge was made shall be recalculated to reflect the receipt of the insurance proceeds (less any reasonable expense incurred by Landlord to obtain such proceeds) and Tenant's proportionate share of any overpayment made for Operating Costs for such year, as recalculated, shall be refunded to Tenant in thirty (30) days.

               9.1.2.  "Lease Year" shall mean the twelve-month period
                        ----------
commencing January 1 and ending December 31.

               9.1.3.  "Base Services Year" shall mean calendar year 2000.
                        ------------------

               9.1.4.  Intentionally Deleted.

               9.1.5.  "Actual Costs" shall mean the actual expenses paid and
                        ------------
incurred by Landlord for Operating Costs during any Lease Year of the term hereof.

               9.1.6.  "Actual Costs Allocable to the Premises" shall mean the
                        --------------------------------------
Tenant's share of the Actual Costs determined by multiplying Tenant's percentage of the Building described in Section 1.2 by the Actual Costs.

               9.1.7.   "Estimated Costs Allocable to the Premises" shall mean
                         -----------------------------------------
Landlord's reasonable estimate of Actual Costs Allocable to the Premises for the following Lease Year to be given by Landlord to Tenant pursuant to Section 9.3.

          9.2. Base Amount.  Operating Costs allocable to the Premises for the
               -----------
Bass Services Year shall be deemed the "Base Amount."

          9.3. Additional Rent.  Prior to the commencement of each Lease Year
               ---------------
(except the Base Services Year) during the term hereof, Landlord shall furnish Tenant a written statement of the Estimated Costs Allocable to the Premises for such Lease Year and a calculation of the portion of Estimated Costs Allocable to the Premises payable by Tenant as Additional Rent in accordance with this Section. In advance of or before the first day of each month during the term hereof commencing on the first day of the first Lease Year following the Base Services Year, Tenant shall pay as Additional Rent for each month during each such Lease Year: one-twelfth (1/12th) of the amount, if any, by which the Estimated Costs Allocable to the Premises exceed the Base Amount. If at any time or times during any such Lease Year, it appears to Landlord that the Estimated Costs Allocable to the Premises will vary from Landlord's estimate by more than five percent (5%) on an annualized basis, Landlord may, by written notice to Tenant, reasonably revise its estimate for such Lease Year and the portion of the Estimated Costs Allocable to the Promises payable by Tenant as Additional Rent as provided herein for such Lease Year shall be accordingly adjusted based on such revised estimate.

          9.4. Actual Costs.  Within ninety (90) days after the close of each
               ------------
Lease Year during the term hereof, Landlord shall deliver to Tenant a written statement of the Actual Costs, with a line item breakdown, and the Actual Costs Allocable to the Premises, during the preceding Lease Year. The first such statement shall be for the Base Services Year, although no Rent shall be due from Tenant on account thereof. If such costs for any Lease Year less the Base Amount exceed the amounts paid by Tenant to Landlord pursuant to Section 9.3, Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to Section 9.3, then the amount of such overpayment by Tenant shall be credited by Landlord to the next Rent payable by Tenant. In the event such overpayment cannot be fully credited by Landlord to the next Rent payable by Tenant due to the expiration of the term of this Lease, any remaining overpayment shall be credited by Landlord to any other charges due under this Lease and, to the extent no such charges are due, shall be refunded to Tenant by Landlord within thirty (30) days of the Lease Expiration Date.

          9.5. End of Term.  If this Lease terminates on a day other than the
               -----------
last day of a Lease Year, the amount of any adjustment to Estimated Costs Allocable to the Premises with respect to the Lease Year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such Lease Year to and including such termination date bears to 365; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within thirty (30) days after delivery by Landlord to Tenant of the statement of Actual Costs Allocable to the Premises with respect to such Lease Year.

          9.6. Tenant's Audit Rights.  Tenant shall have the right, with fifteen
               ---------------------
(15) days written notice to Landlord and at Tenant's sole cost, and expense, to audit Landlord's books and records pertaining to the Actual Costs for the preceding year and for the Base Services Year one time per year within one hundred eighty (180) days of Tenant's receipt of Landlord's reconciliation at Landlord's or Landlord's property manager's place of business. If a discrepancy in Tenant's favor is discovered, then Landlord must reimburse Tenant immediately for any overpayment and must pay for such audit if the discrepancy results in any overpayment of more than five percent (5%).

      10. PROPERTY TAXES.
          --------------

          10.1.  Contribution to Taxes.  In addition to the Base Rent and other
                 ---------------------
Additional Rent, Tenant shall pay to Landlord, as Additional Rent, its share of the increase in Property Taxes under this Article 10. Tenant's share of the increase of such taxes shall be determined as provided herein, utilizing the following definitions:

                 10.1.1. "Property Taxes"  shall mean any form of assessment,
                          --------------
license, fee, rent tax, excise, imposition, charge, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, profit, business, professional, estate, succession inheritance, transfer or franchise taxes), including, without limitation, all ad valorem, sales and use, value added, gross receipts, sewer, privilege, or similar taxes, imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, on the Building or any part thereof, the land upon which the Building is situated, the parking area serving the Building, or any other legal or equitable interest of Landlord in the same.

                 10.1.2. The Term "Lease Year" shall mean the period defined in
                                   ----------
Section 9.1.2.

                 10.1.3. The term "Base Tax Year" shall mean calendar year 2000.
                                   -------------

                 10.1.4. The term "Tenant's Share of Property Taxes" shall mean
                                   --------------------------------
the amount of Property Taxes payable during any Lease Year by Landlord multiplied by Tenant's percentage of the Building described in Section 1.2.

          10.2.  Additional Rent for Estimated Increases in Tenant's Share of
                 ------------------------------------------------------------
Property Taxes.  Prior to the commencement of each Lease Year (except the Base
--------------
Tax Year), Landlord shall furnish Tenant with a written statement setting forth Landlord's reasonable estimate of Tenant's Share of Property Taxes for such Lease Year. One-twelfth (1/12th) of the amount, if any, by which such estimated Tenant's Share of Property Taxes exceeds the Tenant's Share of Property Taxes for the Base Tax Year shall be Additional Rent payable by Tenant as provided in
Article 3.

          10.3.  Actual Property Taxes.  Within ninety (90) days after the close
                 ---------------------
of each Lease Year during the term hereof, Landlord shall deliver to Tenant a written statement (to include all relevant tax bills and paid receipts) setting forth the Tenant's Share of Property Taxes during the preceding Lease Year. If such amount less Tenant's Share of Property Taxes for the Base Tax Year ("Tenant's Actual Share") exceeds the amount of Property Taxes actually paid by Tenant to Landlord pursuant to Section 10.2 hereof, Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement by Tenant. If such statement shows Tenant's Actual Share to be less than the amounts paid by Tenant to Landlord pursuant to Section 10.2, then the amount of such overpayment shall be credited by Landlord to the next Rent payable by Tenant. In the event such overpayment can not be fully credited by Landlord to the next monthly Rent or subsequent monthly Rent payable by Tenant due to the expiration of the term of this Lease, any remaining overpayment shall be credited by Landlord, until such credit is used up, to any other charges due under this Lease and, to the extent no such charges are due, shall be refunded to Tenant by Landlord within thirty (30) days of the Lease Expiration Date.

          10.4.  Taxes on Personal Property Paid for by Tenant and Not
                 -----------------------------------------------------
Reimbursed by Landlord.  Tenant shall pay, prior to delinquency, all personal
----------------------
property taxes payable with respect to all property of Tenant located on the Premises or the Building and shall provide promptly, upon request of Landlord, written proof of such payment.

          10.5.  End of Term.  If this Lease terminates on a day other than the
                 -----------
last day of a Lease Year, the amount of any adjustment between the estimated and actual Tenant's Share of Property Taxes with respect to the Lease Year in which such termination occurs shall be prorated on the basis of a 365-day year; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within thirty (30) days after delivery by Landlord to Tenant of the statement of Tenant's Share of Property Taxes with respect to such Lease Year.

          10.6.  Further Adjustment.  In the event the average occupancy level
                 ------------------
of the Building for the Base Services Year and/or any subsequent Lease Year was not ninety-five percent (95%) or more of full occupancy, then the Property Taxes for such year shall be proportionately adjusted among the tenants by Landlord to reflect those costs which would have occurred had the Building been ninety-five percent (95%) occupied during such year.

     11.  LIABILITY AND INSURANCE.  Tenant shall, at Tenant's expense, obtain
          -----------------------
and keep in force during the term of this Lease a policy of comprehensive general liability insurance, including personal injury liability, contractual liability, and completed operations liability (if applicable), insuring Landlord and Tenant against any liability arising out of the use, occupancy or maintenance of the Premises. Such insurance shall be in the amount of not less than One Million and no/100ths Dollars ($1,000,000.00) for bodily injury and property damage for any one accident or occurrence. Fire and casualty insurance with extended coverage in an amount of not less than Fifty Thousand and no/100ths Dollars ($50,000.00) covering Tenant's personal property and equipment shall also be obtained and kept in force during the term of this Lease at Tenant's expense. The limit of any of such insurance shall not limit the liability of Tenant hereunder. If Tenant fails to procure and maintain such insurance Landlord may, after ten (10) days notice and opportunity to cure, but shall not be required to, procure and maintain the same, at Tenant's expense to be reimbursed by Tenant as Additional Rent within ten (10) days of written demand. All insurance required to be obtained by Tenant hereunder shall be issued by companies reasonably acceptable to Landlord. Thirty (30) days prior to the Lease Commencement Date, Tenant shall deliver to Landlord certificates of liability insurance required herein with loss payable clauses satisfactory to Landlord. Any deductible under such insurance policy in excess of Ten Thousand and no/100ths Dollars ($10,000.00) must be approved by Landlord in writing prior to issuance of such policy. No policy shall be cancelable, allowed to lapse and/or expire and/or be subject to reduction of coverage except upon thirty (30) days prior written notice to Landlord. All such policies shall name Landlord as named insureds and Tenant's casualty policies shall be written as primary policies not contributing with and not in excess of coverage which

Landlord may carry. The policy limits set forth herein shall be subject to periodic review, and Landlord reserves the right to require that Tenant increase the liability coverage limits if, in the reasonable opinion of Landlord, the coverage becomes inadequate and is less than commonly maintained by tenants making similar uses of similar buildings in the vicinity of the Building. Tenant shall obtain any revised or increased coverage required by Landlord within sixty
(60) days of any such notification from Landlord.

     12.  FIRE INSURANCE - FIXTURES AND EQUIPMENT.
          ----------------------------------------

          12.1. During the term, Landlord shall carry and maintain all risk property insurance covering the Building and Landlord's property therein, with full replacement cost coverage (exclusive of footings and foundations) and in an amount required by its insurance company to avoid the application of any coinsurance provision. Landlord's insurance shall be issued by a company that is licensed to do business in the Commonwealth of Virginia and that has a rating equal to or exceeding A- from Best's Insurance Guide, and shall be primary and not contributing.

          12.2. Tenant shall maintain in full force and effect on all Tenant's trade fixtures, equipment and personal property and the Premises, a policy of all risk property insurance covering the full replacement value of such property. During the term of this Lease, the proceeds from any such policy of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate of insurance evidencing that the requirements set forth herein are in full force and effect. Any deductible in excess of Ten Thousand and no/100ths Dollars ($10,000.00) under such insurance must be approved in writing by Landlord prior to issuance of such policy. The policy limits set forth herein shall be subject to periodic review, and Landlord reserves the right to require that Tenant increase the limits if, in the reasonable opinion of Landlord, the coverage becomes inadequate and is less than commonly maintained by tenants making similar uses of similar buildings in the vicinity of the Building. Tenant shall provide Landlord with notice of loss or damage to property promptly after such loss or damage occurs. Tenant shall provide and keep in force with companies satisfactory to Landlord, business interruption and/or loss of rental insurance in an amount equivalent to six (6) months Rent and Additional Rent which shall not contain a deductible greater than Ten Thousand Dollars ($10,000.00). Tenant shall furnish Landlord with certificates of insurance naming Landlord as an additional insured. No policy shall be cancelable, allowed to lapse and/or expire and/or be subject to reduction of coverage except upon thirty (30) days prior written notice to Landlord.

     13.  DAMAGE OR DESTRUCTION.
          ---------------------

          13.1.  Casualty Damage - Insured.  If the Building or Premises is
                 -------------------------
damaged by fire or other perils covered by extended coverage insurance the following provisions shall apply:

                 13.1.1. Total Destruction.  In the event of total destruction
                         -----------------
of the Building such that the Premises reasonably cannot be rebuilt within one hundred and eighty (180) days ("Total Destruction"), then, (i) Landlord shall elect either promptly to commence repair and restoration of the Building and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect (unless Tenant exercises its right to terminate), or not to repair or restore the Building, in which event this Lease shall terminate, and/or (ii) Tenant may elect to terminate this Lease. In either case, each party shall give the other party written notice of its intention within sixty (60) days after the occurrence of such destruction. If Landlord elects not to restore the Building, this Lease shall be deemed to have terminated as of the date of such total destruction.

                 13.1.2. Partial Destruction.  In the event of a partial
                         -------------------
destruction of the Building to an extent not exceeding twenty-five percent (25%) of the value thereof and if the damage thereto is such that the Building may be repaired or restored within one hundred eighty (180) days from the date of such destruction and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs (or would have, had Landlord carried the insurance required in Section 12.1 of the Lease), Landlord shall commence and proceed diligently with the work of repair and restoration, in which event this Lease shall continue in full force and effect. If such repair and restoration requires longer than one hundred eighty (180) days or the cost thereof exceeds twenty-five percent (25%) of the value thereof or if the insurance proceeds payable to Landlord will not be sufficient to cover such cost (and would not have been, even if Landlord had carried the insurance required in Section 12.1 of the Lease), (i) Landlord may elect either to so repair and restore, in which event this Lease shall continue in full force and effect (unless Tenant exercises its right to terminate), or not to repair or restore, in which event this Lease shall terminate, and/or (ii) Tenant may elect to terminate this Lease. In either case, each party shall give written notice to the other party of its intention within sixty (60) days after the destruction occurs. If Landlord elects not to repair or restore the Building, this Lease shall be deemed to have terminated as of the date of such partial destruction.

          13.2.  Termination.  Upon any termination of this Lease under any of
                 -----------
the provisions of this Article, Tenant shall surrender the Premises in accordance with the provisions of Article 25.

          13.3.  Rent Abatement.  In the event of repair and restoration as
                 --------------
herein provided, the monthly installments of Rent shall be equitably abated based on the amount of the Tenant's loss of use of the Premises occasioned thereby; provided, however, if the damage is due, directly or indirectly, to the fault or neglect of Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors, there shall be no abatement of Rent, except to the extent Landlord receives proceeds from any applicable insurance policy of Tenant to compensate Landlord for loss of Rent. Tenant shall not be entitled to any compensation or damages for loss of use of the whole or any part of said Premises and/or any inconvenience or annoyance occasioned by such damage, repair or restoration.

          13.4.  Delay.  Tenant shall not be released from any of its
                 -----
obligations under this Lease except to the extent and upon the conditions expressly stated in this Article. Notwithstanding anything to the contrary contained in this Article, if Landlord has elected to repair or restore and is thereafter delayed or prevented from repairing, or restoring within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other causes beyond the control of Landlord, Landlord shall, at the option of Landlord or Tenant, be relieved of its obligation to make such repairs or restoration and, in the event Landlord or Tenant exercises such option, Tenant shall be released from its obligations under this Lease as of the end of such one (1) year period.

          13.5.  Uninsured Damage.  Notwithstanding anything to the contrary
                 ----------------
contained in this Article, if damage to the Building or the Premises is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

          13.6.  Repair Obligation.  If Landlord is obligated to or elects to
                 -----------------
repair or restore as herein provided, Landlord shall repair or restore only those portions of the Building and Premises which were originally provided at Landlord's expense; and the repair and restoration of areas or items not provided at Landlord's expense shall be the obligation of Tenant.

          13.7.  End of Term.  Notwithstanding anything to the contrary
                 -----------
contained in this Article, Landlord or Tenant may elect to terminate this Lease in the event of damage to the Building or the Premises occurring during the last
(12) months of the term of the Lease or any extension thereof; and Landlord shall not have any obligation to repair or restore the Premises or the Building during the last twelve (12) months of the term of this Lease or any extension thereof.

     14.  ALTERATIONS AND ADDITIONS:  REMOVAL OF FIXTURES.
          ------------------------------------------------

          14.1.  Consent Required.  Tenant shall not make or allow to be made
                 ----------------
any alterations, additions or improvements (including any initial tenant improvements) (collectively "Alterations") to or on the Premises without first obtaining the written consent of Landlord, not to be unreasonably withheld, conditioned or delayed. Tenant shall have the right to construct additional enclosed offices in the Bank Space and to remove the counters and small enclosed spaces that exist in the Bank Space as of the date of this Lease; provided, however, that (a) Landlord reserves the right to approve the plans for such construction, which approval shall not be unreasonably withheld, delayed, or conditioned, (b) such construction is performed in a good and workmanlike manner, (c) the construction is performed in accordance with all applicable laws and all permits, licenses, and authorizations for such construction have been obtained before the commencement of any such construction, and (d) such construction is performed in accordance with the terms of this Section 14.

          14.2.  Request for Alterations.  Any request for Alterations to be
                 -----------------------
made to the Premises by Tenant shall be made in writing, which shall include detailed plans and specifications of the proposed Alterations prepared by an architect approved by Landlord and licensed in the jurisdiction in which the Premises is located, together with the names and addresses of the proposed contractors and subcontractors, all of whom shall be approved and licensed as aforesaid. Tenant shall upon demand reimburse Landlord as Additional Rent for all reasonable cost and expense actually incurred in reviewing the plans and specifications and inspecting the work on behalf of Landlord (by persons other than employees of Landlord) including without limitation, the cost of any engineers and/or architects retained by Landlord to review same and inspect the work on behalf of Landlord.

          14.3.  Nature of Alterations.  Any Alterations, including, but not
                 ---------------------
limited to, wall covering, paneling and built in cabinet work (but excepting moveable furniture and trade fixtures), shall be made at Tenant's sole expense, according to plans and specifications approved in writing by Landlord, in compliance with all applicable laws, by a licensed contractor, and in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Lease Commencement Date, shall not diminish the value of the Building or the Premises and (excluding all telecommunications equipment, computer equipment and cabling, supplemental HVAC equipment and Tenant's generator(s) and related equipment, which shall be removed by Tenant in accordance with Section
14.5 below, at Tenant's sole cost and expense at the expiration of the Lease term) shall at once become a part of the realty and shall be surrendered with the Premises (unless otherwise required by Landlord as set forth in Section 14.5 below).

          14.4.  Repairs.  Tenant shall be responsible for making any and all
                 -------
repairs and replacements to the Alterations during the term of this Lease (as same may be extended) and maintaining the same in good order and condition. Notwithstanding anything to the contrary contained in this Lease, should there be a fire or other casualty to the Premises, it is agreed by the parties that the Landlord shall not be responsible to restore any Alterations made by Tenant regardless of whether such Alterations were approved by Landlord and the Tenant shall be responsible to restore the same at its sole cost and expense.

          14.5.  Expiration/Termination of Lease.  Upon the expiration or sooner
                 -------------------------------
termination of the term hereof, Tenant shall, upon written demand by Landlord, at Tenant's sole expense, with due diligence, remove any Alterations made by Tenant, which at the time of Landlord's approval of such Alterations were designated by Landlord to be removed, and repair any damage to the Premises caused by such removal.

In no event shall Tenant be required to remove the Tenant work performed pursuant to Exhibit D. Notwithstanding the foregoing, Tenant shall be required
            ---------
to remove Tenant's telecommunications equipment, computer equipment and cabling, supplemental HVAC equipment and generator at the termination of this Lease and repair any damage to the Premises caused by such removal. Tenant shall remove all of Tenant's moveable property and trade fixtures which can be removed without damage to the Premises at the termination of this Lease, either by expiration of the term or other cause, and shall pay Landlord any damages for injury to the Premises or Building resulting from such removal. If Tenant shall fail to remove any of its property at the time Tenant vacates the Premises, such property shall be deemed to have been abandoned by Tenant and Landlord may, in accordance with the provisions of applicable statutes governing commercial landlord and tenant matters, without liability for the loss thereof or damage thereto, either remove and store such property, such storage to be for the account and at the expense of Tenant, or otherwise dispose of such property in Landlord's sole and absolute discretion, all at the expense of Tenant. If Landlord elects to store such property and Tenant fails to pay the cost of storing any such property within thirty (30) days of demand therefor, Landlord may sell any or all such property at public or private sale, without notice to Tenant, and shall apply the proceeds of such sale to the following costs in the following order: (i) the cost and expense of such sale, including reasonable attorneys' fees, (ii) the payment of the costs or charges for storing any such property, and (iii) the payment of any other sums which may then be or thereafter become due Landlord from Tenant under any of the terms of this Lease. The balance, if any, shall be paid to Tenant.

     15.  ACCEPTANCE OF PREMISES.  Tenant has expressly agreed in this Lease to
          ----------------------
accept both the Bank Space and the EDS Space, collectively comprising the Premises, in their "AS IS, WHERE IS, WITH ALL FAULTS" condition (except for work to be performed under Section 2.2), and has agreed to complete such tenant improvements as more particularly set forth in Section 2 of this Lease.

     16.  TENANT IMPROVEMENTS.  The provisions governing the planning,
          -------------------
construction, scope of work and terms of payment are set forth in Exhibit D,
                                                                  ---------
which is attached hereto and incorporated herein by this reference.

     17.  ACCESS.
          ------

          17.1.  Landlord's Access.  Tenant shall permit Landlord to enter the
                 -----------------
Premises at all reasonable times with reasonable prior notice (except in case of emergencies) to inspect the same; to show the Premises to prospective Tenants (within twelve months of the expiration of the term of this Lease), prospective lenders, purchasers and investors; to exercise its rights under this Lease; to clean, repair, alter or improve the Premises or the Building; to discharge Tenant's obligations when Tenant has failed to do so within the time required under this Lease or within a reasonable time after written notice from Landlord, whichever is earlier; to post notices of nonresponsibility and similar notices and "For Sale" signs at any time and to place "For Lease" signs upon or adjacent to the Building at any time within twelve (12) months of the expiration of the term of this Lease. Tenant shall permit Landlord and its agents to enter the Premises at any time in the event of an emergency. When reasonably necessary, Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure so long as Landlord provides reasonable access to the Building and the Premises.

          If any entry or work by Landlord would materially adversely affect Tenant's ability to operate its business in the Premises, Landlord shall undertake such entry or work (except in the event of an emergency) after Normal Business Hours.

          17.2.  Tenant's Access.  Tenant shall have, without additional charge
                 ---------------
to Tenant, unlimited access to the Building and adjacent parking area on a 24 hours per day, 7 days per week basis throughout the term of this Lease.

     18.  WAIVER OF SUBROGATION.
          ---------------------

          18.1.  Tenant's Waiver.  Whether due to the negligence of Landlord or
                 ---------------
Landlord's agents or employees, or any other cause and notwithstanding any other provision of this Lease, Tenant hereby releases Landlord and Landlord's agents and employees from responsibility for and waives its entire claim of recovery for (i) any loss or damage to the real or personal property of Tenant located in the Building, including the Building itself, arising out of any of the perils which are (or could have been) covered by Tenant's property insurance policy, with extended coverage endorsements, or (ii) loss resulting from business interruption or loss of rental income, at the Premises, arising out of any of the perils which are (or could have been) covered by the business interruption or by the loss of rental income insurance policy held by Tenant. Tenant shall cause its insurance carrier(s) to consent to such waiver of all rights of subrogation against Landlord.

          18.2.  Landlord's Waiver.  Whether due to the negligence of Tenant or
                 -----------------
Tenant's agents or employees, or any other cause. and notwithstanding any other provision of this Lease, Landlord hereby releases Tenant and Tenant's agents and employees from responsibility for and waives its entire claim of recovery for
(i) any loss or damage to the real or personal property of Landlord located in the Building, including the Building itself, arising out of any of the perils which are (or could have been) covered by Landlord's property insurance policy, with extended coverage endorsements or (ii) loss resulting from business interruption or loss of rental income, at the Premises, arising out of any of the perils which are (or could have been) covered by the business interruption or by the loss of rental income insurance policy held by Landlord. Landlord shall cause its insurance carrier(s) to consent to such waiver of all rights of subrogation against Tenant.

     19.  INDEMNIFICATION.  Tenant shall defend, indemnify and hold harmless
          ---------------
Landlord, its agents, employees, officers, directors, partners and shareholders from and against any and all third party liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the negligence or willful misconduct or negligence of, Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or Premises or arising from any breach or default under this Lease by Tenant, or arising from any accident, injury, or damage caused by the willful misconduct or negligence of Tenant, occurring in or about the Building or Premises. This indemnification shall survive termination of this Lease. This provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the sole negligence or willful misconduct of Landlord, or its officers, contractors, licensees, agents, employees, or invitees.

Landlord shall defend, indemnify and hold harmless Tenant, its agents, employees, officers, directors, partners and shareholders from and against any and all third party liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the negligence or willful misconduct of, Landlord, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or the Premises or arising from any breach or default under this Lease by Landlord, or arising from any accident, injury, or damage caused by willful misconduct or negligence of Landlord, occurring in or about the Building or Premises. This indemnification shall survive termination of this Lease. This provision shall not be construed to make Landlord responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence or willful misconduct of Tenant, or its officers, contractors, licensees, agents, employees, or invitees.

     20.  ASSIGNMENT AND SUBLETTING.
          -------------------------

          20.1.  Landlord's Consent.  Tenant shall not assign this Lease, or
                 ------------------
sublease all or any part of the Premises, or permit the use of the Premises by any party other than Tenant, without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed. When Tenant requests Landlord's consent to such assignment or sublease, it shall notify Landlord in writing of (i) the name and address of the proposed assignee or subtenant; (ii) the nature and character of the business of the proposed assignee or subtenant; (iii) financial information including financial statements of the proposed assignee or subtenant; and (iv) a copy of the proposed sublet or assignment agreement. Tenant shall thereafter immediately provide to Landlord any and all other information and documents reasonably requested by Landlord in order to assist Landlord with its consideration of Tenant's request hereunder. Without limitation, it shall not be unreasonable if Landlord denies its consent to a proposed assignment or sublease to an assignee or subtenant (i) which in Landlord's reasonable opinion does not have sufficient financial strength to meet its financial obligations under the assignment or sublease; (ii) which Landlord can demonstrate has a history of committing lease defaults or otherwise failing to meet its contractual obligations either with Landlord, its affiliates, or other landlords; or (iii) to any assignee or sublessee who proposes to use the Premises other than for the uses specifically permitted under Section

5, above. If the proposed sublet or assignment is for more than twenty-five percent (25%) of the rentable area of the Premises, Landlord shall have the option (to be exercised within ten (10) business days from the submission of Tenant's request and receipt of all other information requested hereunder) to cancel this Lease with respect to the portion of the Premises to be subleased or assigned as of the commencement date stated in the proposed sublease or assignment. If Landlord shall not exercise its option within the time set forth above, Landlord's consent to any proposed assignment or sublease shall not be unreasonably withheld.

          20.2.  Approved Subleases and Assignment.  If Landlord approves an
                 ---------------------------------
assignment or sublease as herein provided, Tenant shall pay to Landlord, as Additional Rent due under this Lease, as applicable (i) in the case of a sublease, an overage amount equal to fifty percent (50%) of the difference, if any, between the Rent allocable to that part of the Premises affected by such sublease pursuant to this Lease, and the rent paid by the subtenant to Tenant, less any reasonable and customary expenses incurred by the Tenant in connection with the sublease (including without limitation tenant improvement costs, free rent, brokerage fees, legal costs, moving allowance), and (ii) in the case of an assignment, an overage amount equal to fifty percent (50%) of the premium, if any, received by Tenant for such assignment. Such overage amounts shall be due and payable by Tenant to Landlord within thirty (30) days of Tenant's receipt of payment from the subtenant or assignee. No consent to any assignment or sublease shall constitute a further waiver of the provisions of this Section, and all subsequent assignments or subleases may be made only with the prior written consent of Landlord. An assignee of Tenant, at the option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder and shall assume all such obligations in writing in a form reasonably satisfactory to Landlord, but, no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder. Any assignment or sublease without Landlord's consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. In the event that Tenant requests that Landlord consider a sublease or assignment hereunder (except with respect to the exercise by Landlord of its option to cancel as set forth in Section 20.1), Tenant shall pay (i) Landlord's reasonable fees, not to exceed Five Hundred and 00/100 Dollars ($500.00) per transaction, incurred in connection with the consideration of such request, and (ii) all reasonable attorneys' fees not to exceed $1,000.00 per transaction and costs incurred by Landlord in connection with the consideration of such request or such sublease or assignment.

          20.3.  Pre-Approval of Integrated Chipware.  Notwithstanding the
                 -----------------------------------
requirements with respect to subleases and assignments set forth in this Section 20 of this Lease, Landlord hereby grants its approval for Tenant to enter into an additional sublease for all or substantially all of the Premises with Integrated Chipware only, being the same entity that currently sublets space on the third (3rd) floor of the Building from Tenant.

     21.  ADVERTISING.  Tenant shall not display any sign, graphics, notice,
          -----------
picture, or poster, or any advertising matter whatsoever, anywhere in or about the Premises or the Building at places visible from anywhere outside or at the entrance to the

Premises without first obtaining Landlord's written consent thereto, such consent to be at Landlord's sole discretion. Tenant shall be responsible to maintain any permitted signs and remove the same at Lease termination. If Tenant shall fail to do so, Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount shall be deemed Additional Rent and shall be due within ten (10) days of Landlord's demand therefor. Tenant shall be responsible to Landlord for any damage caused by the installation, use, maintenance or removal of any such signs.

          Tenant shall have the right to install two (2) exterior building signs, subject however to any applicable governmental laws, ordinances, regulations, and other requirements including, without limitation, all covenants and restrictions affecting the Premises or the Building, including those in favor of the Reston Community Association or its successor entity, all at Tenant's sole expense. The size, design and placement of such shall require approval of Landlord, which shall not be unreasonably withheld or delayed, and all applicable zoning, government regulations, ordinances and licenses. Immediately upon the expiration or earlier termination of this Lease, Tenant shall remove, at Tenant's sole cost and expense, its two (2) exterior building signs as permitted herein, and shall be responsible to Landlord for any damage caused by the removal of such signs.

     22.  LIENS.  Tenant shall keep the Premises and the Building free from any
          -----
liens, including but not limited to liens filed against the Premises by any governmental agency, authority or organization, arising out of any work performed, materials ordered or obligations incurred by or an behalf of Tenant, and Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, independent contractors, officers, directors, partners, and shareholders harmless from any liability, cost or expense for such liens. Tenant shall cause any such lien imposed to be released of record by payment or posting of the proper bond within ten (10) business days after Tenant learns of same. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien, at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a notice of nonresponsibility or other notice deemed proper before commencement of any such work. If Tenant fails to remove any lien within the prescribed ten (10) day period, then landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount, including reasonable attorneys' fees and costs, shall be deemed Additional Rent. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or of any interest of Landlord in the Premises.

     23.  DEFAULT.
          -------

          23.1.  Tenant's Default.  A default under this Lease by Tenant shall
                 ----------------
exist if any of the following occurs:

          23.1.1. If Tenant fails to pay Rent or any other sum required to be paid hereunder within five (5) business days after written notice from Landlord, except as provided in Section 23.1.5 of this Lease; or

          23.1.2. If Tenant fails to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant fails to cure such breach within fifteen (15) days after written notice from Landlord where such breach could reasonably be cured within such fifteen (15) day period, provided, however, that where such failure could not reasonably be cured within the fifteen (15) day period, that Tenant shall not be in default if it commences such performance within the fifteen (15) day period and diligently thereafter prosecutes the same to completion; or

          2.3.1.3. If, to the extent permitted by applicable law, there shall be filed by or against Tenant, in any court pursuant to any statute either of the United States or any state, a petition in bankruptcy or insolvency or for the reorganization of or for the appointment of a receiver, trustee or liquidator for all or any portion of the assets of Tenant, and, within thirty
(30) days thereafter, Tenant fails to secure a discharge thereof, or if the Tenant makes an assignment for the benefit of creditors, or if the Tenant admits in writing its or their inability to pay its or their debts; or

          23.1.4. If Tenant shall fail to take possession of and/or occupy the Premises as set forth in this Lease, or if Tenant shall vacate the Premises or any part thereof for a period of fifteen (15) days or more (without giving Landlord notice of such vacancy) at any time following the Lease Commencement Date with respect to the Bank Space or the EDS Space; or

          23.1.5. The chronic delinquency by Tenant in the payment of monthly Rent, or any other periodic payments required to be paid by Tenant under this Lease, shall constitute a default. "Chronic delinquency" shall mean failure by Tenant to pay Rent, or any other periodic payments required to be paid by Tenant under this Lease within three (3) days after written notice thereof for any three (3) months (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a chronic delinquency, at Landlord' option, Landlord shall have the additional right to require that Rent be paid by Tenant quarter-annually, in advance.

          23.1.6. If a default by Tenant occurs under (i) that certain lease dated December 6, 1994 by and between Landlord and Tenant, as amended by that certain Amendment to Lease Agreement dated March 28, 1995, for space located on the second (2nd) floor of the Building; or (ii) that certain sublease dated March 13,1998 by and between CMC Data Comm, Inc. and Tenant for space located on the third (3rd) floor of the Building, which default(s) is not cured within any applicable notice and cure period set forth in the respective leases.

          23.2.  Remedies.  Upon a default, Landlord shall have the following
                 --------
remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

                 23.2.1. Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent and other charges when due.

                 23.2.2. Landlord may terminate Tenant's right to possession of the Premises or any part thereof at any time by giving written notice to that effect, and relet the Premises or any part thereof. On the giving of the notice, all of Tenant's rights in the Premises, shall terminate. Upon such termination, Tenant shall surrender and vacate the Premises in the condition required by
Article 25, and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of the Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this Section shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or Rent or other sum previously accrued or then accruing against Tenant. Upon such termination Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant or executing a judgment for possession shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. When Tenant is evicted or otherwise vacates the Premises, Landlord has the right, at Tenant's cost and without liability for the loss thereof or damage thereto, to remove all Tenant's personal property, which shall be deemed to have been abandoned by Tenant, and either store same or otherwise dispose of same in Landlord's sole and absolute discretion. Landlord and Tenant hereby acknowledge that in the event of such a termination, actual damages to Landlord may be difficult to ascertain and, accordingly, hereby agree that in such event, the net present value of the Base Rent due from the date of such termination to the Lease Expiration Date, discounted at eight percent (8%) per annum, less the fair rental value of the Premises from the date of such termination or reentry of the Landlord until the Lease Expiration Date, discounted at eight percent (8%) per annum, shall thereupon be immediately due and payable to Landlord to compensate Landlord for Tenant's default and such termination. Tenant waives redemption or relief from forfeiture under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises pursuant to judicial process by reason of any default of Tenant hereunder.

                 23.2.3. Landlord may, except as may otherwise have been agreed to between the parties pursuant to landlord lien waivers, with or without terminating this Lease, re-enter the Premises by judicial process and remove all persons and property from the Premises; such property shall be deemed to have been abandoned by Tenant and may either be removed and stored in a public warehouse or elsewhere or otherwise disposed of in the Landlord's sole and absolute discretion, all at the cost of the Tenant. The parties hereby agree that Landlord shall not be liable for the loss of such property or any damages thereto. No re-entry or taking possession of the Premises by Landlord pursuant to this Section shall be construed as an election to terminate this Lease unless
(i) a written notice of such intention is given to Tenant, or (ii) Tenant is evicted from the Premises.

                 23.2.4. Landlord's rights pursuant to this Article, including without limitation, Landlord's rights to collect Base Rent, Additional Rent and other charges due under this Lease, shall survive any termination of the Lease, whether such termination is effected pursuant to this Article or otherwise. Notwithstanding anything to the contrary contained herein, Landlord, prior to termination of the Lease or re-entry of the Premises, shall have no obligation or duty to mitigate or attempt to offset any damages which are or may be suffered by Landlord as a result of any default of Tenant under the Lease. From and after termination of the Lease or re-entry of the Premises, Landlord shall use commercially reasonable efforts to mitigate its damages. Any payment by Tenant of a sum of money less than the entire amount due Landlord at the time of such payment shall be applied to the obligations of Tenant then furthest in arrears. No endorsement or statement on any check or accompanying any payment shall be deemed an accord and satisfaction and any payment accepted by Landlord shall be without prejudice to Landlord's right to obtain the balance due or pursue any other remedy available to Landlord both in law and in equity.

                 23.2.5. Landlord agrees to use good faith, commercially reasonable efforts to relet the Premises and otherwise to mitigate its damages in the event of a default by Tenant. The foregoing notwithstanding (i) Landlord shall not be obligated to show any preference between the Premises and any other vacant space in the Building with regard to any such reletting; (ii) Landlord may make such leasing concession (including but not limited to rental abatement/free rent, tenant improvement allowances, and the like) as Landlord deems appropriate in its sole but reasonable judgment; (iii) Landlord shall have the right to attempt to relet the Premises in whole or in any subdivided part, or in combination with other vacant space in the Building, and to apportion the rentals and concessions thereunder in any fashion Landlord deems appropriate, in its sole, but reasonable judgment; and (iv) Landlord's inability to relet the Premises or any part thereof, or to collect rent after any such reletting, despite its good faith efforts, shall not constitute a violation of Landlord's duty to mitigate under this Section 23.2.5.

     24.  SUBORDINATION.  Upon request of Landlord, Tenant will, in writing,
          -------------
subordinate its rights hereunder to any holder of the lien of any mortgage, deed of trust, ground lease or underlying lease hereafter in force against the Premises (the "Landlord's Mortgage"), and to all advances made or hereafter to be made upon the security thereof;

provided, however, that Tenant shall grant such subordination only if Tenant simultaneously receives in a form reasonably acceptable to Tenant and Landlord, a non-disturbance agreement from and executed by Landlord's Mortgagee for the benefit of Tenant. Tenant shall execute and return to Landlord any such subordination documents within twenty (20) business days of Landlord's written request. Such non-disturbance agreement shall provide in the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, that Tenant shall attorn to the purchaser at any such foreclosure, or to the grantee of a deed in lieu of foreclosure, and recognize such purchaser or grantee as the Landlord under this Lease, provided such purchaser or grantee assumes in writing Landlord's obligations under this Lease. On receipt of Tenant's written request, Landlord will use its reasonable and good faith efforts to obtain a non-disturbance agreement from the holder of any first lien indebtedness encumbering the Building, provided that Landlord shall not be responsible for incurring any out of pocket expenses in so obtaining such agreement and such agreement shall be on such holder's standard form of non-disturbance agreement.

     25.  SURRENDER OF POSSESSION.  Upon expiration of the term of this Lease or
          -----------------------
as otherwise provided hereunder, Tenant shall promptly and peacefully surrender the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear and tear (to the reasonable satisfaction of Landlord) and damage by storm, fire, lightning, earthquake or other casualty excepted. If the Premises are not surrendered in accordance with the terms of this Lease, Tenant shall indemnify Landlord and its agents, employees, independent contractors, officers, directors, partners, and shareholders against any loss or liability including reasonable attorneys' fees and costs, and including liability to succeeding tenants, resulting from delay by Tenant in so surrendering the Premises. This indemnification shall survive termination of this Lease.

     26.  NON-WAIVER.  Waiver by Landlord of any breach of any term, covenant or
          ----------
condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition(s); or any subsequent breach of the same or any other term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No provision of this Lease shall be deemed to have been waived or modified by Landlord or Tenant unless such waiver or modification shall be in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     27.  HOLDOVER.  If Tenant shall, without the written consent of Landlord,
          --------
hold over after the expiration of the term of this Lease such tenancy shall be deemed a month-to-month tenancy, which tenancy may be terminated by either party upon thirty (30) days written notice to the other party. During such tenancy, Tenant agrees to pay to Landlord, each month, the greater of the fair market rental value for the Premises or one hundred fifty percent (150%) of the Rent payable by Tenant for the last month of the term of this Lease.

     28.  CONDEMNATION.  If twenty (20) percent or more of the Premises or of
          ------------
such portions of the Building as may be required for the reasonable use of the Premises, are taken by eminent domain or sale under threat of condemnation by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority, and all Rent and other payments shall be paid to that date. Landlord reserves all rights to damages to the Premises for any partial or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right to claim and recover from the condemning authority compensation for any loss which Tenant may incur for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's leasehold interest).

     29.  NOTICES.  All notices and demands which may be required or permitted
          -------
to be given to either party hereunder shall be in writing, and shall be sent by overnight courier or United States mail, postage prepaid, certified or registered with return receipt requested, to the addresses set forth below, or to such other person or place as each party may from time to time designate in a notice to the other. Notice shall be deemed received upon delivery, if sent by overnight courier, or upon the earlier of, if sent by mail, actual receipt or the third day after deposit in the United States mail, postage prepaid. Notices shall be addressed as follows:

     If to Landlord:          Royco, Inc.
                              The World Building
                              8121 Georgia Avenue, Suite LL2
                              Silver Spring, Maryland  20910
                              FAX:  (301) 608-2214

     with a copy to:          Kevin L. Shepherd, Esquire
                              Venable, Baetjer and Howard, LLP
                              Two Hopkins Plaza, Suite 1800
                              Baltimore, Maryland  21201
                              FAX:  (410) 244-7742

     If to Tenant:            Telephone Business Meetings, Inc.
                              ATTN:  Mr. John Novack
                              1861 Wiehle Avenue
                              Suite 200
                              Reston, Virginia  22090
                              FAX:(703)736-7101
     with a copy to:     Michael E. Savage
                              Chief Financial Officer
                              Vialog Corporation
                              35 New England Business Center
                              Andover, MA  01810

     30.  MORTGAGEE PROTECTION.  Tenant agrees to give any mortgagee(s) and/or
          --------------------
trust deed holder(s), by overnight courier or certified or registered mail, return receipt requested, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such mortgagee(s) and/or trust deed holder(s). Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagee(s) and/or trust deed holder(s) shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any mortgagee and/or trust deed holder(s) has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

     31.  COSTS AND ATTORNEYS' FEES.  If Tenant or Landlord shall employ an
          -------------------------
attorney with regard to any act, omission or activity of the other with regard to this Lease, including any suit by Landlord for the recovery of Rent or other payments due hereunder or possession of the Premises, the losing party shall pay the prevailing party a reasonable sum for attorneys' fees and costs, including without limitation those incurred in connection with any litigation, at trial and on appeal, and such attorneys' fees and costs shall be deemed to have accrued on the commencement of such action.

     32.  BROKERS.  Tenant represents and warrants to Landlord that neither it
          -------
nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker in the negotiating or making of this Lease, and Tenant agrees to indemnify and hold Landlord, its agents, employees, partners, directors, shareholders and independent contractors harmless from all liabilities, costs, demands, judgments, settlements, claims, and losses, including reasonable attorneys' fees and costs, incurred by Landlord in conjunction with any such claim or claims of any other broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Lease.

     33.  LANDLORD'S LIABILITY.
          --------------------

          33.1 Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not for the purpose of binding Landlord personally or the assets of Landlord but are made and intended to bind only the Landlord's interest in the Premises and Building (including the rent account, insurance proceeds and any condemnation award), as the same may, from time to time, be encumbered and no personal liability shall at any time be asserted or enforceable against Landlord or its stockholders, officers or partners or their respective heirs, legal representatives, successors and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease.

          33.2 Landlord shall not be liable for any damage or injury which may be sustained by Tenant or any other person from water by reason of the breakage, leakage or obstruction of the roof, roof drains, sprinkler systems, water or soil pipes or any other leakage in or about the Premises, or resulting from the sole negligence or willful misconduct on the part of any of Landlord's other tenants, their agents or employees. Landlord shall not be liable for any loss of property from any cause whatsoever, including not by way of limitation, theft, vandalism or burglary from the Premises, and Tenant covenants and agrees to make no claim for any such loss at any time.

     34.  ESTOPPEL CERTIFICATES.
          ---------------------

          34.1 Tenant shall, from time to time, within ten (10) days of Landlord's written request, execute, acknowledge and deliver to Landlord or its designee a written statement stating: the date the Lease was executed and the date it expires; the date Tenant entered occupancy of the Premises; the amount of Base Rent, Additional Rent and other charges due hereunder and the date to which such amounts have been paid; that this Lease is in full force and affect has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of any agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by the Landlord have been satisfied (or specifying any such conditions that have not been satisfied); that all required contributions by Landlord to Tenant an account of Tenant's improvements have been received (or specifying contributions that have not been received) that on the date of such statement there are no existing defenses or offset which the Tenant has against the enforcement of this Lease by the Landlord (or if so, specifying the same); that no Rent has been paid more than one (1) month in advance; that no security has been deposited with Landlord (or, if so, the amount thereof) for any other matters evidencing the status of the Lease, as may be reasonably required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage against the Building, or a purchaser of the Building. It is intended that any such statement delivered pursuant to this Article may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building. If Tenant fails to respond within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

          34.2 Landlord shall, from time to time, within ten (10) days of Tenant's written request, execute, acknowledge and deliver to Tenant or its designee a written statement stating: the date the Lease was executed and the date it expires; the date Tenant entered occupancy of the Premises; the amount of Base Rent, Additional Rent and other charges due hereunder and the date to which such amounts have been paid; that this Lease is in full force and affect has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of any agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by Tenant have been satisfied (or specifying any such conditions that have not been satisfied); that all required contributions by Landlord to Tenant an account of Tenant's improvements have been received (or specifying contributions that have not been received); that on the date of such statement there are no existing defenses or offset that Landlord has against the enforcement of this Lease by Tenant (or if so, specifying the same); that no Rent has been paid more than one (1) month in advance; that no security has been deposited with Landlord (or, if so, the amount thereof) for any other matters evidencing the status of the Lease, as may be reasonably required in connection with Tenant's normal business operations. If Landlord fails to respond within ten (10) days of receipt by Landlord of a written request by Tenant as herein provided, Landlord shall be deemed to have given such certificate as above provided without modification.

     35.  FINANCIAL STATEMENTS.  Within ten (10) days after Landlord's request
          --------------------
but no more than once per year, Tenant shall deliver to Landlord the current financial statements of Tenant's parent corporation, Vialog Corporation, and financial statements of each of the two (2) years prior to the current financial statements year, with an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Tenant also agrees, within five (5) days of Landlord's request, to provide such further financial information (such as quarterly statements) as Landlord may request. Landlord shall keep confidential all financial information received from Tenant, and shall not disclose any such financial information to any third party individual or entity other than current or prospective lenders, current or prospective investors or partners, and any licensed commercial real estate appraiser so long as such parties agree to keep Tenant's financial information confidential.

     36.  TRANSFER OF LANDLORD'S INTEREST.  In the event of any transfer(s) of
          -------------------------------
Landlord's interest in the Premises or the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer so long as the transferee assures in writing Landlord's obligation under this Lease, and Tenant agrees to attorn to the transferee.

     37.  RIGHT TO PERFORM.  If Tenant shall fail to pay any sum of money, other
          ----------------
than Rent, required to be paid by it hereunder, or if Tenant shall fail to perform any other act on its part to be performed hereunder which such failure shall continue for fifteen (15) days, then, in addition to a default if provided by Section 23.1, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Notwithstanding the foregoing, in the event of an emergency, if Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, immediately make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Article as in the case of default by Tenant in the payment of Rent. All sums paid by Landlord and all penalties, interest and costs in connection therewith, shall be due and payable by Tenant as Additional Rent on the next day after such payment by Landlord, together with interest thereon equal to the prime rate of interest as published in The Wall
                                                                     --------
Street Journal (or any successor publication thereto) from time to time, plus
--------------
two percent (2%).

     38.  SUBSTITUTED PREMISES.  INTENTIONALLY DELETED.
          --------------------

     39.  SALES AND AUCTIONS.  No retail sales may be conducted at, upon or in
          ------------------
the Premises. Tenant may not use the exterior walls and doorways of the Premises for storage. Tenant agrees not to install any exterior lighting, amplifiers or similar devices in or about the Premises. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

     40.  ROOFTOP EQUIPMENT.  Tenant may install, at its sole cost,
          -----------------
telecommunications equipment (the "Rooftop Equipment") on the roof of the Building, subject to Landlord's prior written approval, not to be unreasonably withheld, conditioned or delayed, of plans and specifications for the Rooftop Equipment and the type and placement of all cabling and wiring ancillary thereto. Tenant shall be responsible for paying all reasonable out-of-pocket, third party costs associated with Landlord's review of such plans and specifications for the Rooftop Equipment (if any). Landlord shall not charge Tenant additional rent for the use of space on the roof for the Rooftop Equipment. Tenant shall be responsible for obtaining and maintaining all approvals, permits and licenses required by Fairfax County, Reston or any federal, state or local government for installation and operation of the Rooftop Equipment and shall pay all fees attendant thereto. If the Rooftop Equipment is installed, Tenant shall have sole responsibility for the maintenance, repair and replacement thereof and of all cabling and wiring ancillary thereto and Tenant will be responsible for bearing the costs to repair any damage caused to the roof or Building by the installation of the Rooftop Equipment. At the expiration or earlier termination of this Lease, Tenant shall remove the Rooftop Equipment and all cabling and wiring ancillary thereto and shall be responsible to repair any damage caused to the roof or Building in connection with such removal.

Notwithstanding the foregoing, Tenant covenants and agrees that:

     (a) The Rooftop Equipment shall not unreasonably interfere with the standard use of the building by other tenants;

     (b) Tenant shall pay any increase in Landlord's insurance rates occasioned by the installation or operation of the Rooftop Equipment;

     (c) Tenant shall fully insure against damage occasioned by the installation and/or operation of the Rooftop Equipment (subject to the provisions of sections 12.1 and 18.2 of the Lease);

     (d) Landlord shall retain the right to designate the placement of the Rooftop Equipment and to require such reasonable "screening" type improvements to the building as may be required to maintain its cosmetic appearance; and

     (e) If Tenant accesses the roof without a designated representative of Landlord, the burden of proof for any damages subsequent to such access shall be upon Tenant.

     41.  SECURITY.  Tenant hereby agrees to the exercise by Landlord and its
          --------
agents and employees, within their sole discretion, of such security measures as it deems necessary for the Building so long as such measures do not adversely affect Tenant's use of the Premises or the Building for its business operations. The Building shall be open during Normal Business Hours and Landlord shall provide Tenant with access to the Building during other than Normal Business Hours through a card-key (or equivalent) system.

     42.  AUTHORITY OF TENANT.  Tenant warrants to Landlord that Tenant, if
          -------------------
other than an individual, is a validly existing legal entity under the laws of the state of its formation, that it is duly qualified to do business in the State in which the Premises are located, that its entry into and performance of this Lease has been duly authorized, that, if Tenant is not an individual, the officer(s), partner(s) or trustee(s), as applicable, executing this Lease on Tenant's behalf are duly authorized to do so, and that this Lease is binding upon Tenant.

     43.  NO ACCORD OR SATISFACTION.  No payment by Tenant or receipt by
          -------------------------
Landlord of a lesser amount than the Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum and to pursue any other remedy provided in this Lease.

     44.  MODIFICATIONS FOR LENDER.  If in connection with obtaining financing
          ------------------------
for the Building or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay, or defer its consent to such modification provided such modifications do not increase the Rent or Tenant's obligations under this Lease or adversely affect Tenant's rights hereunder.

     45.  PARKING.  Tenant shall have the right to free surface parking in the
          -------
Building parking facilities in common with other tenants of the Building during the term of this Lease. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in use of the parking facilities. Landlord reserves the right in its reasonable discretion to determine whether the parking facilities are becoming overburdened and to allocate and assign parking spaces among Tenant and other tenants, and to reconfigure the parking area and modify the existing ingress to and egress from the parking area as Landlord shall deem appropriate.

     46.  GENERAL PROVISIONS.
          ------------------

          46.1.  Acceptance.  The submission of this Lease by Landlord does not
                 ----------
constitute an offer by Landlord or other option for, or restriction of, the Premises, and this Lease shall only become effective and binding upon Landlord, upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

          46.2.  Joint Obligation.  If there be more than one Tenant, the
                 ----------------
obligations hereunder imposed shall be joint and several.

          46.3.  Marginal Headings, Etc.  The marginal headings, Table of
                 -----------------------
Contents, lease summary sheet and titles to the articles and sections of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

          46.4.  Choice of Law.  This Lease shall be governed by and construed
                 -------------
in accordance with the laws of the State in which the Premises are located.

          46.5.  Successors and Assigns.  The covenants and conditions herein
                 ----------------------
contained, subject to the provisions as to assignment, inure to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

          46.6.  Recordation.  Neither Landlord nor Tenant shall record this
                 -----------
Lease, but a short-form memorandum hereof may be recorded at the request of Landlord or Tenant.

          46.7.  Quiet Possession.  Upon Tenant's paying the Rent and other
                 ----------------
charges due hereunder and, observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the term hereof, subject to all the provisions of this Lease.

          46.8.   Partial Invalidity.  Any provision of this Lease which shall
                  ------------------
prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision(s) shall remain in full force and effect.

          46.9.   Cumulative Remedies.  No remedy or election hereunder shall be
                  -------------------
deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

          46.10.  Entire Agreement.  This Lease contains the entire agreement of
                  ----------------
the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

          46.11.  Labor Disputes.  Tenant agrees that it will not at any time,
                  --------------
either directly or indirectly, employ or permit the employment of any contractor, mechanic or laborer, or permit any materials in the Premises, in connection with any services, provisions, alterations or maintenance, if the use of such contractor, mechanic or laborer or such materials creates any difficulty, strike or jurisdictional dispute with other contractors, mechanics or laborers engaged by Landlord or others, or disturbs the construction, maintenance, cleaning, janitorial services, repair, management, security or operation of the Building or any part thereof. In the event of any interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers, or all materials causing such interference, difficulty or conflict, to leave or be removed from the Building immediately.

          46.12.  Waiver of Counterclaim.  Tenant hereby waives the right to
                  ----------------------
interpose any counterclaim (other than a compulsory counterclaim) of whatever description in any summary proceeding.

          46.13.  Time is of the Essence.  Time is of the essence of this Lease.
                  ----------------------
Unless specifically provided otherwise, all references to terms of days or months shall be construed as references to calendar days or calendar months, respectively.

          46.14.  Execution.  This Lease may be executed in any number of
                  ---------
counterparts, each of which shall be deemed an original, and any of which shall be deemed to be complete in itself and may be introduced into evidence or used for any purpose without the production of the other counterparts.

          46.15.  Force Majeure.  A party to this Lease shall be excused from
                  -------------
the performance of its duties and obligations under this Lease, except obligations for the payment of money such as Base Rent, for the period of delay, but in no event longer than ninety (90) days, caused by labor disputes, governmental regulations, riots, war, insurrection, acts of God or other causes beyond the control of the party whose performance is being excused (but such causes shall not include insufficiency of funds).

          46.16.  No Joint Venture.  This Lease does not and shall not be
                  ----------------
construed to create a partnership, joint venture or any other relationship other than that of landlord and tenant.

     47.  RULES AND REGULATIONS.  Tenant agrees to comply with such reasonable
          ---------------------
rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of the Building and parking and other common areas. Such rules may include but shall not be limited to the following: (i) restricting of employee parking to a limited, designated area or areas; and (ii) regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at sole cost and expense of Tenant. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants of the Building. Landlord shall not discriminate against Tenant in the enforcement of any rule or regulation.

     48.  NO WARRANTIES OR REPRESENTATIONS BY LANDLORD.  Tenant acknowledges and
          --------------------------------------------
agrees that, except as expressly set forth in this Lease, neither Landlord nor any agent or representatives of Landlord have made, and Landlord is not liable or responsible for or bound in any manner by any express or implied representations, warranties, covenants, agreements, obligations, guarantees, statements, information or inducements pertaining to the Premises or any part hereof the title and physical condition thereof, the quantity, character, fitness and quality thereof, merchantability, fitness for particular purpose, the income, expenses or operation thereof, the value and profitability thereof, the uses which can be made thereof or any other matter or thing whatsoever with respect thereto. Tenant acknowledges, agrees, represents and warrants that it has had the opportunity and has in fact inspected the Premises, and that it has had access to information and data relating to all of same as Tenant has considered necessary, prudent, appropriate or desirable for the purposes of this transaction and, without limiting the foregoing, that Tenant and its agents and representatives have independently inspected, examined, analyzed and appraised all of same, including the condition, value and profitability thereof. Without limiting the foregoing, Tenant acknowledges and agrees that, except as expressly set forth in this Lease, Landlord is not liable or responsible for or bound in any manner by (and Tenant has no relief upon) any oral or written or supplied guarantees, statements, information or inducements pertaining to the Premises or any part hereof, such condition and such operation and any other information respecting same furnished by or obtained from Landlord or any agent or representative of Landlord.

     49.  LANDLORD'S CONSENT OR APPROVAL.  With respect to any provision of this
          ------------------------------
Lease which provides that Tenant shall obtain Landlord's prior consent or approval, Landlord may withhold such consent or approval for any reason at its sole discretion, unless the provision specifically states that the consent or approval will not be unreasonably withheld.

     50.  WAIVER OF TRIAL BY JURY.  LANDLORD AND TENANT WAIVE THE RIGHT TO A
          -----------------------
TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS LEASE.

      Initials:

      Landlord:_______________________       Tenant:_______________________

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the day and year first above written.

WITNESS:                      LANDLORD:

                              ROYCO, INC.

/s/ Natalie Hull              BY: /s/ Joseph J. Kelly
--------------------------       ------------------------------------
                              NAME: Joseph J. Kelly
                                   ----------------------------------
                              TITLE: Vice President
                                    ---------------------------------

                              TENANT:

                              TELEPHONE BUSINESS MEETINGS, INC.
                              d/b/a Vialog Corporation


/s/ Natalie Hull              BY: /s/ John Novack
--------------------------       ------------------------------------
                              NAME: John Novack
                                   ----------------------------------
                              TITLE: Chief Financial Officer -
                                     Telephone Business Meeting, Inc.
                                    ---------------------------------

                                   EXHIBIT A
                                   ---------

                                   PREMISES


          Description of Premises pursuant to a Lease dated September __, 1999, by and between Royco, Inc. (Landlord) and Telephone Business Meetings, Inc. d/b/a Vialog Corporation (Tenant). Suite 100 with approximately 3,584 rentable square feet and Suite 105 with approximately 12,268 rentable square feet of the 73,685 rentable square foot building located at 1861 Wiehle Avenue, Reston, Virginia 22090.

                                   EXHIBIT B
                                   ---------

                              HVAC SPECIFICATIONS

                                   EXHIBIT C
                                   ---------

                            CLEANING SPECIFICATIONS

                                      -42-